SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 13, 2014
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

At their press conference this morning at the Detroit Auto Show, Daimler AG, showed for the first time at any international auto show the production version of the S600 V12, their flagship S-Class. This model as well and other new variants of the S-Class which begin to come out later this year, will offer a panoramic roof with the instantly dimming MAGIC SKY CONTROL feature which uses Research Frontiers’ SPD-SmartGlass technology.

The MAGIC SKY CONTROL feature uses patented SPD-SmartGlass technology developed by Research Frontiers (Nasdaq: REFR) to turn the roof transparent by electrically aligning tiny particles in a thin film within the glass. With the touch of a button, drivers and passengers can instantly change the tint of their roof to help keep out harsh sunlight and heat, and create an open-air feeling even when the sunroof is closed. Glass or plastic using Research Frontiers’ patented SPD-SmartGlass technology effectively blocks UV and infrared rays in either mode, helping keep the cabin cooler, and protecting passengers and interiors. These benefits become even more important when a car uses large surface areas of glass, such as the panoramic roofs on the new S-Class.

Joseph M. Harary, President and CEO of Research Frontiers noted from the floor of the Detroit Auto Show: “The S-Class will use approximately three times as much roof glass as the current SL and SLK roadsters, and this, along with the higher projected production volumes and take rates, should result in significantly higher visibility for our SPD-SmartGlass as well as higher royalty income to Research Frontiers starting this year. The introduction on the S-Class is also significant in that it moves our technology from roadsters to the higher volume market for sedans.”

In a tribute to its roots, proudly sitting next to the flagship S600 on the display floor of the Detroit Auto Show was Mercedes’ flagship SL roadster equipped with MAGIC SKY CONTROL.

Daimler was the first automotive OEM to introduce SPD-SmartGlass technology into a serial production vehicle with the introduction in 2011 of the Mercedes-Benz SLK. This innovative feature was then introduced by Daimler in their flagship Mercedes-Benz SL roaster in 2012, and in August 2013 it was announced that the MAGIC SKY CONTROL feature would be in the new S-Class. At the Frankfurt Auto Show in September 2013, the new S-Class Coupe concept (the successor to the Mercedes-Benz CL) was unveiled which will have the largest single piece of SPD-SmartGlass roof ever put into serial production. Now with the S600 and the other S-Class variants which use two large pieces of roof glass, the total roof glass area will be even larger in total surface area.

From the Arctic Circle to Death Valley to the floor of the auto show, dealer showrooms and on the road, SPD-Smart technology has proven itself in many aspects, from durability and performance to sales. MAGIC SKY CONTROL is now in use on thousands of SL’s and SLK’s around the world.

Before putting cars into serial production, Mercedes-Benz put the MAGIC SKY CONTROL roof using SPD-SmartGlass technology through rigorous durability and performance testing in some of the most extreme conditions on Earth. This included testing in the arctic cold of Scandinavia (with temperatures below -22ºF/-30ºC) and the blistering desert heat of Death Valley, California (with temperatures exceeding 122ºF/50ºC). The MAGIC SKY CONTROL feature using patented SPD-Smart light-control technology allows drivers many benefits including the ability to create the open-air feeling of a roadster. It also blocks over 99% of harmful UV radiation and substantially reduces heat inside the vehicle. Test data published by Mercedes-Benz shows the ability of the roof to reduce sun exposure to 1/20th of direct exposure levels (from over 1,000 watts/square meter to less than 50 watts/square meter). When compared to conventional automotive glass, Mercedes-Benz reported that the use of SPD-SmartGlass significantly reduces the temperature inside the vehicle by up to 18ºF/10ºC. This increases passenger comfort and reduces air conditioning loads, thereby saving fuel and reducing CO2 emissions.

Historically, since its debut over 40 years ago, the S-Class represents the premier platform to introduce new technologies to the customer, which in many cases expand to the other model lines within the Mercedes-Benz brand. In addition to being a proving ground for innovations in the automotive industry, the S-Class also provides solid profits for Daimler. Last year, Automotive News reported deliveries of 80,300 S-Class vehicles, compared with 59,200 BMW 7-Series and 38,600 Audi A8s, both of which are competitive vehicles to the S-Class in the marketplace.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This press release is also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Research Frontiers Press Release dated January 13, 2014.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By:	Seth L. Van Voorhees
Title:	CFO and VP, Business Development

Dated: January 13, 2014